UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 6, 2014

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

EXCO – HGI Purchase Agreement

On October 6, 2014, EXCO Resources, Inc. (“EXCO Parent”), a Texas corporation, EXCO Operating Company, LP, a Delaware limited partnership (“EOC”), and EXCO Holding MLP, Inc., a Texas corporation (“EXCO Holding” and collectively with EOC and EXCO Parent, “EXCO”), entered into a Purchase Agreement (the “Purchase Agreement”) with HGI Energy Holdings, LLC (“HGI”), a Delaware limited liability company (a wholly owned subsidiary of Harbinger Group Inc.), Compass Production Services, LLC, a Delaware limited liability company, and Compass Energy Operating, LLC, a Delaware limited liability company. At the closing of the transactions contemplated by the Purchase Agreement (the “Closing”), and in accordance with the terms and conditions set forth in the Purchase Agreement, (a) EXCO Holding will transfer to HGI all of EXCO Holding’s 12,250,000 common units in Compass Production Partners, LP, a Delaware limited partnership (the “Partnership” and such common units, the “Partnership Units”) and all of EXCO Holding’s 500,000 units in Compass Production GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner” and such common units, the “LLC Units”) and (b) HGI will pay EXCO $118,750,000. EXCO intends to use the proceeds from the sale to repay indebtedness outstanding under its credit agreement. The Closing is expected to occur on or about October 31, 2014.

Operator Assets. Prior to the Closing, EXCO has been the operator of the assets of the Partnership and its subsidiaries and has been holding certain assets typically held by operators, such as field offices and inventory, in its capacity as operator (as more particularly described in the Purchase Agreement, the “Assets”). Upon the Closing, EXCO will transfer to a subsidiary of the Partnership such Assets.

Representations and Warranties; Covenants. The Purchase Agreement contains customary representations and warranties and covenants by EXCO and HGI.

Assumption; Indemnities. Subject to the terms of the Purchase Agreement, HGI will assume all liabilities and obligations relating to the Partnership Units and/or the LLC Units. The Purchase Agreement contains customary indemnifications by HGI, including with respect to its assumed obligations and breaches of its representations and warranties, and by EXCO, including with respect to breaches of its representations and warranties.

Termination of Certain Partnership Arrangements. At the Closing, EXCO and HGI will terminate the existing EXCO contract operating agreements and the existing administrative services agreement and enter into a customary transition services agreement pursuant to which EXCO will provide certain transition services to the Partnership and its subsidiaries for up to nine months following Closing. In addition, following the Closing, EXCO will no longer be required to offer any acquisition opportunities to the Partnership or any of its affiliates.

Conditions to Closing. The Purchase Agreement contains certain customary conditions that must be satisfied before EXCO and HGI have the obligation to effect the Closing. If the conditions to the Closing have not been met on or prior to December 1, 2014, then either party may terminate the Purchase Agreement.

The Purchase Agreement has been provided solely to inform investors of its terms. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Purchase Agreement and may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Purchase Agreement, and may be subject to standards of materiality applicable to contracting parties that differ from what may be viewed as material by shareholders of, or other investors in, EXCO. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of HGI, EXCO or any of their respective subsidiaries or affiliates. The assertions embodied in the representations and warranties of HGI and EXCO are qualified by information contained in the confidential disclosure schedules delivered in connection with signing the Purchase Agreement as well as by information contained in certain of HGI’s and EXCO’s public filings. Information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 and incorporated herein by reference.

Forward Looking Statements

This Form 8-K may contain forward-looking statements relating to future financial results, business expectations and business transactions. Business plans may change as circumstances warrant. In addition, the conditions to closing the transactions contemplated by the Purchase Agreement may not be met or the anticipated benefits from the proposed transaction may not be fully realized. Actual results may differ materially from those predicted as a result of factors over which EXCO has no control. Such factors include, but are not limited to: estimates of reserves, commodity price changes, regulatory changes and general economic conditions. These risk factors and additional information are included in EXCO’s reports on file with the Securities and Exchange Commission (“SEC”). EXCO undertakes no obligation to publicly update or revise any forward-looking statements.

Item 7.01	Regulation FD Disclosure.

On October 6, 2014, EXCO issued a press release, a copy of which is furnished as Exhibit 99.1, announcing the signing of the Purchase Agreement.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 (including the information in Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the

“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Purchase Agreement, dated October 6, 2014, by and among EXCO Resources, Inc., a Texas corporation, EXCO Operating Company, LP, a Delaware limited partnership, and EXCO Holding MLP, Inc., a Texas corporation, and HGI Energy Holdings, LLC, a Delaware limited liability company, Compass Production Services, LLC, a Delaware limited liability company, and Compass Energy Operating, LLC, a Delaware limited liability company.

99.1	Press Release, dated October 6, 2014.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. EXCO agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: October 10, 2014	By:	/s/ WILLIAM L. BOEING
William L. Boeing
Vice President, General Counsel and Secretary

EXHIBIT INDEX

(d) Exhibits.

Exhibit Number	Description

2.1*	Purchase Agreement, dated October 6, 2014, by and among EXCO Resources, Inc., a Texas corporation, EXCO Operating Company, LP, a Delaware limited partnership, and EXCO Holding MLP, Inc., a Texas corporation, and HGI Energy Holdings, LLC, a Delaware limited liability company, Compass Production Services, LLC, a Delaware limited liability company, and Compass Energy Operating, LLC, a Delaware limited liability company.

99.1	Press Release, dated October 6, 2014.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. EXCO agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.